Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

A. Redeemable Convertible Preferred Stock Financing

During the first quarter of 2020, the Company completed a financing of its Series E redeemable convertible preferred stock, in which the Company issued 57,781,875 shares of Series E redeemable convertible preferred stock at a price per share of $2.20 for aggregate proceeds of $127.1 million. Immediately following the closing of the Series E financing, the Company issued 4,849,933 shares of its common stock in settlement of the Accrued Dividend Conversion Right (see Note 9 for further details) of $84.3 million.

B. Manufacturing Facility Lease

In May 2020, the Company entered into an operating lease agreement for its new facility space in Tijuana, Mexico that will commence in May 2020 and will expire in August 2026. The Company will take initial possession of the building with 48,437 square feet in May 2020 and the second space with 38,750 square feet in June 2021. This operating lease contains a free rent period and an escalation clause. The Company issued an irrevocable standby letter of credit in the amount of $1.7 million, in lieu of a cash security deposit. In addition, the Company agreed to spend approximately $3.5 million by March 2021 to renovate the first space, and another $3.5 million by December 2023 to renovate the second space. The letter of credit is fully secured by cash held at the bank in a restricted account. The total future minimum lease payments associated with this operating lease agreement are approximately $3.2 million plus operating expenses.

C. Reverse Stock Split

In September 2020, the Company’s board of directors approved an amended and restated certificate of incorporation to effect a reverse split of shares of the Company’s common stock on a 7.9-for-one basis (the “Reverse Stock Split”) effective as of September 8, 2020. The number of authorized shares and the par values of the common stock and redeemable convertible preferred stock were not adjusted as a result of the Reverse Stock Split. In connection with the Reverse Stock Split, the conversion ratio for the Company’s outstanding redeemable convertible preferred stock was proportionately adjusted such that the common stock issuable upon conversion of such preferred stock was decreased in proportion to the Reverse Stock Split. All references to common stock and options to purchase common stock share data, per share data and related information contained in the financial statements have been retrospectively adjusted to reflect the effect of the Reverse Stock Split for all periods presented.